Acquisition of e.l.f. Cosmetics, Inc. and subsidiaries	12 Months Ended
Dec. 31, 2016
Business Combinations [Abstract]
Acquisition of e.l.f. Cosmetics, Inc. and subsidiaries

Note 3—Acquisition of e.l.f. Cosmetics, Inc. and subsidiaries

On January 31, 2014 (the “Acquisition Date”), the Company acquired 100% of the outstanding shares of capital stock of e.l.f. Cosmetics, Inc. from the Sellers. e.l.f. Cosmetics, Inc. serves as the operating entity of the Company and was incorporated in the State of Delaware in November 2010. The total purchase price was $271.0 million consisting of $239.1 million in cash ($237.9 million net of cash acquired), the issuance of 29,978 shares of the Company’s convertible preferred stock and 6,126 shares of its common stock with an aggregate fair value of $30.0 million, and contingent consideration of $1.9 million related to certain pre-Acquisition tax benefits payable to the Sellers. As of December 31, 2016, $1.9 million of the tax benefit payable to the Sellers remained unpaid.

To fund the cash portion of the Acquisition, the Company raised, in aggregate, $250.0 million, of which $145.0 million was drawn down from two credit facilities and $105.0 million was contributed by TPG Growth II Management, LLC (“TPG”) (through TPG Elf Holdings, LP, a wholly-owned subsidiary of TPG, and co-investors) and various other parties including certain executives of the Company and several of the credit facility lenders, in exchange for 105,063 shares of the Company’s convertible preferred stock and 21,467 shares of common stock. In connection with the arrangement of the credit facilities, the Company incurred, in aggregate, $5.3 million in deferred financing costs. Refer to Note 9 for further discussion of credit facilities.

Purchase price allocation

The Company has accounted for the Acquisition as a business combination in accordance with ASC 805, whereby the purchase price paid to effect the Acquisition was allocated to tangible assets acquired, liabilities assumed and identifiable intangible assets acquired based on their estimated fair values with the excess of the purchase consideration over the aggregate fair values recorded as goodwill. The value of goodwill was 58% of the total purchase consideration and is primarily attributable to the assembled workforce and expected future growth. The goodwill is not deductible for tax purposes.

The Acquisition provided the Company with three intangible assets: (i) customer relationships with useful lives ranging from three to 10 years, (ii) favorable leases with useful lives ranging from 27 to 71 months and (iii) an indefinite-lived trademark (See Note 4—Goodwill and other intangible assets). The customer relationships asset represents the value resulting from the Company’s relationships with its retail customers and e-commerce consumers. The favorable leases asset represents the value associated with the leasehold interests associated with the Company’s office and warehouse locations in New York and New Jersey. The trademark asset represents the value resulting from the popularity and recognition of the e.l.f. Cosmetics brand. The fair values of the acquired customer relationships were based on the excess earnings method and are subject to amortization on a straight-line basis over their remaining useful lives. The fair values of the acquired favorable leases were based on the difference between the actual lease rates and the-then current market rent for similar properties in those locations. The fair value of the acquired trademark was based on the relief from royalty method. In addition, the Acquisition resulted in a fair market adjustment to acquired inventory of $1.3 million, the fair value of which was based on the expected selling price less disposal costs and a reasonable profit margin. The Company incurred $2.8 million in Acquisition-related costs, which were expensed and included within selling, general and administrative expenses in the Successor 2014 Period.

The following table summarizes the consideration paid and the fair values of the assets acquired and liabilities assumed at the Acquisition Date (in thousands):

Amount
Tangible assets acquired	$51,755
Intangible asset—customer relationships, retailers	68,800
Intangible asset—customer relationships, e-commerce	3,800
Intangible asset—trademark	63,800
Intangible asset—favorable leases	580
Goodwill	157,264
Liabilities assumed	(74,990)
Fair value of total purchase consideration	$271,009

Unaudited pro forma financial information

In accordance with ASC 805, the following unaudited pro forma financial information presents the combined results of continuing operations for the year ended December 31, 2014, as if the Acquisition had been completed on January 1, 2014 (in thousands). Unaudited pro forma financial information is not required to be presented for the year ended December 31, 2015 as the actual combined results of the Acquisition are already reflected in the consolidated financial statements for this period. The unaudited pro forma results do not reflect any operating efficiencies or potential cost savings that may result from the consolidation of operations.

The unaudited pro forma financial information should not be relied upon as necessarily being indicative of the historical results that would have been obtained if the Acquisition had actually occurred on that date or the results that will be obtained in the future.

Year ended
December 31, 2014
Net sales	$144,944
Net loss	(9,778)